READY ASSETS U.S. TREASURY MONEY FUND

(the “Fund”)

Supplement dated November 22, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund, each dated August 28, 2019, as supplemented to date

On November 12, 2019, the Board of Trustees of the Fund approved a proposal to liquidate and terminate the Fund subject to a Plan of Liquidation and Termination. The Plan of Liquidation and Termination will be presented to the shareholders of the Fund and must be approved by the requisite number of shares of the Fund before the liquidation and termination of the Fund can occur.

A special meeting of shareholders of the Fund to consider the Plan of Liquidation and Termination is expected to be held on February 10, 2020. The record date for the special meeting is December 13, 2019. If approved by shareholders of the Fund, the liquidation date for the Fund is expected to be on or around February 13, 2020. The approval of the Plan of Liquidation and Termination with respect to the Fund is not contingent upon the approval of the Plan of Liquidation and Termination with respect to any other fund.

Additionally, effective November 22, 2019, BlackRock Advisors, LLC (“BlackRock”) will waive or reimburse all operating expenses of the Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable. This waiver/reimbursement is voluntary and can be discontinued by BlackRock at any time without notice.

Shareholders should retain this Supplement for future reference.

PR2SAI-RAUTM-1119SUP